                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05620

                        The Zweig Total Return Fund, Inc.
               (Exact name of registrant as specified in charter)

                                900 Third Avenue
                               New York, NY 10022
               (Address of principal executive offices) (Zip code)

                              The Bank of New York
                               101 Barclay Street
                               New York, NY 10286
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-212-298-1635

                   Date of fiscal year end: December 31, 2004

                     Date of reporting period: June 30, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Report(s) to Stockholders.

The Trust's semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

                                                                August 10, 2004

Dear Fellow ZTR Shareholder:

   At its meeting on August 10, 2004, The Zweig Total Return Fund Board of Directors approved a new annualized 10% fixed cash distribution policy. The new policy becomes effective with the distribution for the month ending August 31, 2004, which is scheduled to be paid on September 27, 2004 to shareholders of record as of September 13, 2004.

   The new policy replaces the prior fixed distribution policy adopted on April 8, 2004, consisting of 7% cash and 3% ZTR stock on an annualized basis. That policy replaced the variable distribution policy instituted in July 2003 in an effort to reduce the tax potential to shareholders for certain distributions associated with the Fund's original fixed cash policy dating to September 1988. Under the new fixed cash policy, the tax potential remains, however, the Board believes that shareholders' long-term interests are better served by regular, fixed monthly cash payouts.

   The Board also adopted amended and restated Fund bylaws at the August 10 meeting. The Board felt it was appropriate to update and modernize the bylaws which are more than 15 years old. Among the bylaw changes are those designed to facilitate the Fund's corporate governance as well as the fair and orderly consideration of shareholder proposals and nominations, including the adoption of an advance notice provision for the annual shareholder meeting. Information on the new bylaws, including the SEC Web site link to the bylaws themselves, is provided in the section following this letter entitled "Notice of Amended and Restated Bylaws."

   The Fund recently announced a cash distribution of $0.033 and a stock distribution of .0025 per share payable on July 26, 2004, to shareholders of record on July 12, 2004. Including this distribution, the Fund's total cash payout since its inception is now $12.637. As referenced above, future distributions will be paid under the new 10% fixed cash policy beginning with the distribution for August that is scheduled to be paid on September 27, 2004.

   Turning to performance, The Zweig Total Return Fund's net asset value declined 1.09% for the quarter ended June 30, 2004, including $0.057 in reinvested cash distributions and adjusted for the stock dividend. The Fund's average overall exposure to the bond and equity markets was approximately 93%.

   For the six months ended June 30, 2004, the Fund's net asset value gained 0.61%, including $0.091 in reinvested cash distributions and adjusted for the stock dividend. The Fund's average overall exposure to the bond and equity markets was approximately 93% for the first half of this year, the same as the second-quarter average.

   In the enclosed review, Dr. Martin Zweig and Carlton Neel provide market insights and details about the Fund's allocations and top holdings. At the Fund Board's request, Dr. Zweig is collaborating closely with Mr. Neel and the portfolio management team with regard to the stock selection process for the portfolio.

   As always, we welcome your comments and feedback.

             Sincerely,

             /s/ Daniel T. Geraci
             Daniel T. Geraci
             President
             The Zweig Total Return Fund, Inc.

                     NOTICE OF AMENDED AND RESTATED BYLAWS

   On August 10, 2004 the Board of Directors adopted Amended and Restated Bylaws. The Board of Directors felt that it was appropriate and in the best interest of shareholders to update and modernize the Fund's Bylaws, which go back to the Fund's 1988 inception.

   Some of the changes in the Bylaws are designed to facilitate the Fund's corporate governance as well as the fair and orderly consideration of shareholder proposals and nominations. Among other things, the Amended and Restated Bylaws now include an advance notice provision which requires that the Fund be given advance notice of stockholder nominations for election to the Board of Directors and of other matters which stockholders wish to present for action at an annual meeting of stockholders, other than matters included in the Fund's proxy statement in accordance with SEC Rule 14a-8.

   As a result of these provisions, the Fund must receive notice of any director nominations or other matters which stockholders wish to present for action at the Fund's 2005 Annual Meeting of Stockholders no sooner than December 8, 2004, and no later than January 7, 2005. The notice must set forth specific information, and provide certain representations, the details of which are set forth in the Amended and Restated Bylaws. Any shareholder proposal must also comply with all other legal requirements in order to be included in the Fund's proxy statement and form of proxy for that meeting.

   The persons named as proxies for the 2005 Annual Meeting of Stockholders will, with respect to the proxies in effect at such meeting, have discretionary authority to vote on any matter presented by a shareholder for action at that meeting unless the Fund receives notice of the matter by February 11, 2005. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Securities and Exchange Commission.

   The foregoing description of certain provisions of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by the text of the Amended and Restated Bylaws themselves, which are being filed with the Securities and Exchange Commission as an exhibit to the Fund's Form N-SAR. A copy of the Fund's Form N-SAR will be available on the SEC's Web site at www.sec.gov under Filings & Forms (EDGAR).

                                 MARKET OUTLOOK

   Our bond exposure on June 30, 2004 was 56%, with average duration (a measure of sensitivity to interest rates) of 4.8 years. On March 31, 2004 our bond exposure was 41%, with average duration of 2.8 years. If we were fully invested, we would be at 62.5% in bonds and 37.5% in stocks. Consequently, at 56%, we are at about 89.6% of a full position.

   The second quarter of 2004 was one of the worst three-month periods for bonds in a decade. Reminiscent of mid-summer last year, the benchmark 10-year Treasury note was pummeled during the quarter as yields moved from 3.85% to 4.59%, according to the Wall Street Journal. The research firm of Ryan Labs tracked the actual price performance of the 10-year Treasury to a negative return of 4.93%. We believe that the rapid decrease in value stems from an improving U.S. economy and a recovering job market.*

   Additionally, the market began pricing in a widely anticipated, more aggressive Federal Reserve tightening policy. The policy aimed to combat inflationary pressures from both a surging economy and higher commodity prices, including oil that touched over $40 a barrel in the second quarter. The Fed did increase its short- term funds rate on June 30, 2004, to 1.25%, up a quarter-point, marking the first upward move in rates in four years. (Further details on the Fed action and its possible consequences will be found in the discussion on equities, which follows the bond segment of this report.)

   The Fund was well positioned during the quarter for higher rates as the duration and maturity of the portfolio were very low. The Fund's defensive posture helped mitigate losses in the bond portion of the Fund. Our portfolio management team increased the duration very late in the quarter. We are now much more optimistic on the bond market because our models have turned decidedly more positive. We believe that the flexible nature of our process has served investors well during this volatile period in the bond market.*

   Our exposure to U.S common stocks was 26% on June 30, 2004, against 30% on March 3l, 2004. At 26%, we are at about 69% of a full position (26/37.5%).

   The stock markets generally treaded water during the second quarter. After moving mostly sideways for three months, the Dow Jones Industrial Average ended the period just 0.8% higher. The S&P 500 Index gained 1.72%, while the NASDAQ Composite Index was up 2.7%. For the first half, the Dow closed down 0.18%, the S&P gained 2.6%, and the NASDAQ rose 2.2%.*

   There were several factors responsible for the listless performance. For one, we believe that investors had gotten pretty optimistic last year and there was excessive bullishness. As a result, investors had used up much of their cash on a short-term basis. Also, the market was marking time as it awaited a widely anticipated interest rate hike by the Federal Reserve.

   The markets also featured a decline in volume and volatility. In June, trading volume on the New York Stock Exchange came to a daily average of 1.3 billion shares, the lowest monthly average since December. In addition, volatility recently fell to its lowest point since 1966.

   In our opinion these figures illustrate how dull and frustrating the sideways market was. Incidentally, there's an old saying: "Never short a dull market." Occasionally, there is an explosive move on the upside. Sometimes it happens in a bear market, as well. We really aren't certain what the slowdown in activity portends. Perhaps investors were just tired and losing interest.

   After telegraphing its intentions for some time, the Federal Reserve finally raised its short-term interest rate on June 30, 2004, to 1.25% from 1.00%, which had been the lowest figure since 1958. The Fed said it would make future moves at a measured pace, but added the caveat that it would respond to economic prospects as needed to maintain price stability. It saw upside and downside risks to economic growth and inflation as roughly equal.

   We believe that the Fed probably should have hiked several months earlier when the economy was very strong. Our experience tells us that, normally, the Fed waits too long before acting and typically tends to overact. However, we believe it was appropriate for them to make the latest move. Now that the economy seems to be weakening on the margin, the Fed may be reluctant to raise rates too high. But, I think we will get one or two more rate increases before the end of the year.

   Historically, stocks have been described as a long-term hedge against inflation, but in my opinion that is sort of a myth. Stock prices may go up during periods of intense inflation, but they usually lag the inflation rate. On a short-term period of a year or two, stocks have actually done best when prices were stable. Last year was a good example. The market was pretty strong and we had pretty tame inflation. During periods of intense inflation, stocks might outperform some other assets, but they don't always do that well.

Extreme deflation can also be a negative for stocks. But, moderate inflation to moderate deflation are typically sweets spots for the stock market.

   Some analysts have said the era of cheap money is at an end. We disagree. The 1% Fed rate was extraordinarily cheap and so is the current 1.25% rate. Even if the rate goes to 2% or 2.5%, we still believe that it would remain pretty cheap. As we see it, any rate under 3% can be considered cheap.

   Now that the Fed has raised the interest rate after 13 cuts, some investors are wondering whether to take some chips off the table as called for by the market maxim: "Don't fight the Fed." I don't think that adage applies at this time. With the rates so low and money still reasonable, this is not really a tight Fed. If the Fed gets short-term rates up around long-term rates or even higher, or if they let the money supply shrink, that to me would be signs of tightness. But, they are not doing that. So, if you are bullish on the market you're probably not fighting the Fed. I think the situation looks more like neutral right now.

   Net deposits to stock funds by investors totaled only $564 million in May, a steep decline from the $23 billion invested in April, according to the Investment Company Institute. That's a big drop and it probably explains why there wasn't as much cash around to take the market higher in the second quarter. The most bullish environment for mutual funds is a moderate monthly flow. We were getting pretty extreme numbers earlier this year. That concerned us because it indicated too much exuberance. That usually means that the very high rate of inflow cannot continue indefinitely. That is reflected in the May figure. We consider that likely to be a negative sign.

   Hedge funds did somewhat better. They received $22 billion in the first quarter compared to $75 billion in all of last year, according to Hedge Fund Research. It appears that a lot of people are putting more money into hedge funds instead of mutual funds. It is important to remember that hedge funds don't just go out there and buy stocks. A significant number of them sell short, do arbitrage, buy convertible bonds, and trade currencies. So, it is not all stock market money. I am somewhat concerned about hedge funds because so much money has poured in and many managers are acting with similar strategies. As a result, the profit margins are pretty slim in certain areas. We believe that there are not as many good opportunities out there and it is going to be tougher and tougher to make money in this field.

   Meanwhile, cash levels at stock funds showed little change, totaling 4.2% of assets in May compared with 4.2% in April and 4.8% in May of last year. We think this is a bearish long-term indicator. Some people will argue that the mutual funds themselves are forcing portfolio managers to hold very little cash. That's partly because we were in such a long-term bull market in the last few years and they didn't want to underperform by holding extra cash. However during bear markets, they would hold cash in the 10 to 12% range. Before the market turns very bullish, we think we will see much higher cash levels. We believe that some fund companies will capitulate as stocks weaken and begin to hold cash again. But, we also believe that the current cash level is uncomfortable for the longer term.

   Foreign purchases of U.S. securities remain strong at $72.6 billion in April. However, they were down from $80.1 billion in March, according to the Treasury Department. We believe that this is a figure to watch. Our feeling is that foreigners are generally not astute on our markets -- nor are Americans very astute on foreign markets. It appears to us that the further away a market is from you, the less astute you tend to be. If foreign investors buy our stocks very heavily, it is usually a cautious sign because they tend to be wrong. When they panic and start to sell heavily, it is usually a pretty good sign. We believe it is fine when foreign flows are moderate. As such, we find the current figures to be a probable warning sign.

   The U.S. trade deficit expanded in April to a record of $48.3 billion, with imports of cars the highest ever. Imports rose 0.2% to $142.3 billion, while exports fell 1.5% to $93.9 billion. The U.S. has been running a negative trade deficit for some time and it is getting worse. That's put pressure on the dollar, which has been weak over the last year or more. The weak dollar has various repercussions on financial markets. While it makes assets here cheaper for foreigners, it could present a problem. If foreigners expect the dollar to continue weakening, they might pull some of their holdings from our stock or bond markets. While it is always hard to analyze the trade figures, we feel they are probably somewhat of a negative factor.

   Largely because of the trade deficit, the Commerce Department reported that it has revised downward its first-quarter figure for gross domestic product
(GDP) to 3.9% from its previous figure of 4.4%. Usually it takes several years of revisions before the revisions stop. Meanwhile, 3.9 % is still a pretty good number. However, we don't think the third quarter will reach that level.

   The Commerce Department also reported that productivity of non-farm workers grew at a 3.8 % annual rate in the first quarter, up from an earlier estimate of 3.5 %. On a year-to-year basis, productivity climbed 5.5%, the largest gain in about 30 years. That is a huge number. That often happens when you come out of a recession, as we did last year. During recessions, people get laid off and companies have a lot of excess capacity. Thus, when business begins to pick up, companies are usually reluctant to hire new labor. Companies are lean and mean so people work a lot harder and productivity grows. Eventually, as the economy expands, companies begin to hire. Over-expansion leads to bloat and declining productivity. Of course, some experts (including Federal Reserve Chairman Greenspan) believe the productivity is largely due to all the technological advances that we are profiting from. We feel that there is truth to that, but we are not going to be over 5% indefinitely. We think it will be a positive factor if we go to a 2% or 3% productivity figure for the long run.*

   The nation's budget deficit rose to $62.47 billion in May, bringing the deficit for the first eight months of this fiscal year to $344.32 billion. This compares with a deficit of $290.93 billion at the same point in fiscal 2003. We feel that the deficit is on track to top last year's record shortfall of $374 billion. Supporting this view is our belief that deficits tend to expand during recessions. Also impacting this situation were the tax cuts that were implemented to stimulate the economy. Eventually, the deficits should narrow if the economy continues to do well. But that's uncertain due to the many other factors involved, including the war. During a war, the government must spend money to finance military operations and this increased spending widens the deficit. The problem here is that deficits can be inflationary and weaken the dollar. To finance these deficits, the Government has to sell more and more bonds. If the supply of bonds increases too much, interest rates tend to rise.*

   Reflecting the stronger economy, the dollar value of mergers and acquisitions rose 25% to $167 billion in the second quarter from $134 billion in the comparable 2003 period, according to Thomson Financial. We believe that as people get more confident about the economy and the stock market, there will be more takeovers and mergers. As with everything else, excess is not typically good. It probably isn't excessive yet, but we feel that the situation may be getting close to that.

   As with mergers, when the market does better, initial public offerings (IPO's) tend to increase. So far this year, there have been l02 IPO's, raising $18.76 billion. In all of last year, there were only 83 IPO's, raising $15.33 billion, according to Thomson Financial. We don't think these numbers are excessive yet. There's reason to worry when IPO's are very frothy and there is a huge move when stock comes out at $20 and soars to $40 on the first day. On balance, we don't believe IPO activity is at that level yet.

   In June, insiders sold more than $35 worth of stock for every dollar's worth they bought. There was a sharp drop in insider buying. In June, insiders spent $79 million to buy shares against $178 million in May, according to Thomson Financial. Although insiders are not selling as heavily as they were earlier, we are very uncomfortable about these figures. It will be a good sign when we see a lot of insider buying. That would probably indicate that stocks are cheaper, at least in the eyes of insiders. But until that happens, we'll view recent insider behavior as a negative factor.

   Stocks may not be cheaper, but earnings are still strong. Earnings from companies in the S&P 500 Index are estimated by First Call to have increased 27.5% in the first quarter of 2004 against 28.3% in the fourth quarter of 2003. Growth for the second quarter of 2004 is estimated at 20%. I think the year-to-year comparisons are going to slow quite a bit, but they will still be rather positive.

   A less positive indicator is the Investors Intelligence report that its latest survey of market advisors showed 55.7% bullish and 17.5% bearish. The bullish sentiment was the highest since early March and the bearish was the lowest since February. These numbers do not encourage us because we believe they reveal an overabundance of optimism. We feel that there are too many bulls and too few bears. That's just not a good sign, especially with a slowing economy.

   Although the Conference Board reported that consumer confidence reached a two-year high in June, other indicators point to a cooling down of the economy. For example, interest rates are rising, job creation in June was only half as strong as expected, and orders for durable goods and auto sales have declined. Our own simple economic model that measures what the economy is doing on a scale from 0 to 100 got up to a reading of 92 a few months ago but is now down to about 61. Of course, a measurement of 61 isn't bad -- it is above neutral. So, while the rate of growth is slowing, it is still positive.

   It is not realistic to expect a normal, predictable market as the country faces the continued violence in Iraq, the threat of domestic terrorism, and the uncertainty of upcoming election results. However, we believe that there may be some truth to the old saying: "Bull markets climb a wall of worry." There has been a bull market since early last year or even late 2002. The bull market may be at a low point, but we are not in a bear market that we know about yet.

   Summing up our market outlook, the sentiment figures represent too much optimism for our liking. Also, we are not happy that interest rates are up, although the Fed is not really tight. Long-term rates are way above short-rates, which we believe is normally a positive sign. The money supply is still increasing and we see the monetary picture as neutral. We feel that earnings growth is a positive factor. While the economy is not growing as fast as it did, it is in decent shape. We are somewhat worried about inflation, which usually picks up during wars. However, our tape indicators are positive as of this writing. In addition to the old saying about not fighting the Fed, there is a similar quote: "Don't fight the tape." With the Fed somewhat negative and the tape positive, we think the picture is mixed. We are more concerned with the longer term. Consequently, our market posture is very conservative.*

   At this point, we are about 60% invested in the equity and bond markets. In view of all the market uncertainties, we don't want to make a bet here. If the market declines, we will be holding what we see as a respectable amount of cash. On the other hand, if the market goes up, we will lag the market, but we believe we will still make some money. As indicated by our exposure, our current market stance could be described as low neutral, but not bearish.

              Sincerely,

              /s/ Martin E. Zweig, Ph.D.

              Martin E. Zweig, Ph.D.
              President
              Zweig Consulting LLC

                             PORTFOLIO COMPOSITION

   In line with our investment policy guidelines, all of our bonds are U.S. Government and agency obligations. Since the bonds are highly liquid, they provide the flexibility to respond quickly to changing market conditions.

   Our leading sectors on June 30, 2004, included materials financials, industrials, energy and consumer staples. Aside from the percentages held, the only changes from the previous quarter are the replacement of consumer discretionary and health care by consumer staples and materials. During the period, we added to our positions in industrials and energy and trimmed our holdings in health care.

   Among individual companies, our top common stock holdings on June 30 included Kerr-McGee, Bank of America, Bristol-Myers Squibb, First Horizon National Bank, National City, Altria Group, Sanofi-Synthelabo, Kimberly Clark, and Waste Management. Sanofi-Synthelabo is a newly acquired stock. Also new to this listing are Altria and Kimberly Clark, in which we added to our positions, and Waste Management, where there was no change in shares held.

   No longer in the above top group are Citigroup, Occidental Petroleum, and Conoco-Phillips, in which we trimmed our positions, and AT&T, where there was no change in shares owned.

              Sincerely,



                 [SIGNATURE]

              /s/ Carlton Neel
              Carlton Neel
              Executive Vice President
              Phoenix/Zweig Advisers LLC

--------
* Source: Zweig Consulting LLC
The preceding information is the opinion of fund management. There is no guarantee that market forecasts discussed will be realized.

                             OUR PRIVACY COMMITMENT

   The Zweig Total Return Fund, Inc. recognizes that protecting the privacy and security of the confidential personal information we collect about you is an important responsibility. The following information will help you understand our privacy policy and how we will handle and maintain confidential personal information as we fulfill our obligations to protect your privacy. "Personal information" refers to the nonpublic financial information obtained by us in connection with providing you a financial product or service.

Information We Collect

   We collect personal information to help us serve your financial needs, offer new products or services, provide customer service and fulfill legal and regulatory requirements. The type of information that we collect varies according to the products or services involved, and may include:

..   Information we receive from you on applications and related forms (such as name, address, social security number, assets and income); and

..   Information about your transactions and relationships with us, our affiliates, or others (such as products or services purchased, account balances and payment history).

Information Disclosed in Administering Products and Services

   We will not disclose personal information about current or former customers to non-affiliated third parties except as permitted or required by law. We do not sell any personal information about you to any third party. In the normal course of business, personal information may be shared with persons or entities involved in servicing and administering products and services on our behalf, including your broker, financial advisor or financial planner and other service providers and affiliates assisting us.

Procedures to Protect Confidentiality and Security of Your Personal Information

   We have procedures in place that limit access to personal information to those employees and service providers who need to know such information in order to perform business services on our behalf. We educate our employees on the importance of protecting the privacy and security of confidential personal information. We also maintain physical, electronic and procedural safeguards that comply with federal and state regulations to guard your personal information.

   We will update our policy and procedures where necessary to ensure that your privacy is maintained and that we conduct our business in a way that fulfills our commitment to you. If we make any material changes in our privacy policy, we will make that information available to customers through our Web site and/or other communications.

                       THE ZWEIG TOTAL RETURN FUND, INC.

                     INVESTMENTS AND SECURITIES SOLD SHORT

                                 June 30, 2004
                                  (Unaudited)

                                                      Number of
                                                       Shares        Value
                                                      ---------   ------------
 INVESTMENTS
 DOMESTIC COMMON STOCKS                        26.86%
 CONSUMER DISCRETIONARY                         1.73%
    AnnTaylor Stores Corp.........................      52,500(a) $  1,521,450
    Fox Entertainment Group, Inc., Class A........      59,000(a)    1,575,300
    GAP (The), Inc................................      75,000       1,818,750
    Home Depot, Inc...............................      70,000(b)    2,464,000
    Viacom, Inc. Class B..........................      45,000       1,607,400
                                                                  ------------
                                                                     8,986,900
                                                                  ------------
 CONSUMER STAPLES                               3.05%
    Altria Group, Inc.............................      88,000(b)    4,404,400
    Coca-Cola Enterprises, Inc....................      80,000       2,319,200
    Kimberly-Clark Corp...........................      64,000       4,216,320
    PepsiCo, Inc..................................      26,100       1,406,268
    Procter & Gamble Co...........................      64,000       3,484,160
                                                                  ------------
                                                                    15,830,348
                                                                  ------------
 ENERGY                                         2.84%
    ConocoPhillips................................      46,000       3,509,340
    Halliburton Co................................      85,000       2,572,100
    Kerr-McGee Corp...............................      94,000(b)    5,054,380
    Occidental Petroleum Corp.....................      74,000       3,582,340
                                                                  ------------
                                                                    14,718,160
                                                                  ------------
 FINANCIALS                                     6.32%
    Allstate Corp.................................      87,000       4,049,850
    Bank of America Corp..........................      58,000(b)    4,907,960
    Capital One Financial Corp....................      31,000(b)    2,119,780
    Citigroup, Inc................................      74,000       3,441,000
    First Horizon National Corp...................     101,000       4,592,470
    Morgan Stanley................................      28,000       1,477,560
    National City Corp............................     127,000       4,446,270
    Wachovia Corp.................................      98,000       4,361,000
    Wells Fargo & Co..............................      59,800       3,422,354
                                                                  ------------
                                                                    32,818,244
                                                                  ------------

                       See notes to financial statements

                                                      Number of
                                                       Shares         Value
                                                    ---------      ------------
HEALTH CARE                                   3.59%
   Amgen, Inc...................................      22,000(a)    $  1,200,540
   Bristol-Myers Squibb Co......................     198,000          4,851,000
   C. R. Bard, Inc..............................      44,000          2,492,600
   Merck & Co., Inc.............................      62,000          2,945,000
   Mylan Laboratories, Inc......................      67,000          1,356,750
   Pfizer, Inc..................................     114,000          3,907,920
   UnitedHealth Group, Inc......................      30,400          1,892,400
                                                                   ------------
                                                                     18,646,210
                                                                   ------------
INDUSTRIALS                                   4.48%
   Boeing Co....................................      56,000          2,861,040
   Deere & Co...................................      58,000(b)       4,068,120
   L-3 Communications Holdings, Inc.............      35,000          2,338,000
   Lockheed Martin Corp.........................      33,000          1,718,640
   Norfolk Southern Corp........................      98,000          2,598,960
   Northrop Grumman Corp........................      30,000          1,611,000
   PACCAR, Inc..................................      67,000          3,885,330
   Waste Management, Inc........................     137,000          4,199,050
                                                                   ------------
                                                                     23,280,140
                                                                   ------------
INFORMATION TECHNOLOGY                        1.26%
   Amdocs Ltd...................................      79,000(a)       1,850,970
   Cisco Systems, Inc...........................     135,000(a)       3,199,500
   Microsoft Corp...............................      53,000          1,513,680
                                                                   ------------
                                                                      6,564,150
                                                                   ------------
MATERIALS                                     2.85%
   Alcoa, Inc...................................     113,000(b)       3,732,390
   Dow Chemical Co. (The).......................      97,000(b)       3,947,900
   Freeport-McMoRan Copper & Gold, Inc., Class B
     (Indonesia)................................     106,000(b)       3,513,900
   Georgia-Pacific Corp.........................      97,000          3,587,060
                                                                   ------------
                                                                     14,781,250
                                                                   ------------
TELECOMMUNICATION SERVICES                    0.74%
   AT&T Corp....................................     261,000          3,818,430
                                                                   ------------
       Total Domestic Common Stocks (Cost $125,029,596)....         139,443,832
                                                                   ------------
FOREIGN COMMON STOCKS                         6.03%
CONSUMER DISCRETIONARY                        0.45%
   Honda Motor Co., Ltd. ADR (Japan)............      95,000(b)(d)    2,310,400
                                                                   ------------
ENERGY                                        0.98%
   Talisman Energy, Inc. (Canada)...............     102,000          2,217,480
   Total S.A., ADR (France).....................      30,000(d)       2,882,400
                                                                   ------------
                                                                      5,099,880
                                                                   ------------

                       See notes to financial statements

                                                         Number of
                                                          Shares         Value
                                                       -----------    ------------
HEALTH CARE                                     1.12%
   Angiotech Pharmaceuticals, Inc. (United States).         76,000(a) $  1,531,400
   Sanofi-Synthelabo S.A. ADR (France).............        134,000(d)    4,286,660
                                                                      ------------
                                                                         5,818,060
                                                                      ------------
INFORMATION TECHNOLOGY                          0.54%
   Nokia Corp., ADR (Finland)......................        192,000(d)    2,791,680
                                                                      ------------
MATERIALS                                       2.94%
   BHP Billiton Ltd. (Australia)...................        536,905       4,686,334
   Newcrest Mining Ltd. (Australia)................        353,352       3,391,888
   Rio Tinto Ltd. (Australia)......................        169,789       4,251,999
   WMC Resources Ltd. (Australia)..................        862,083       2,954,601
                                                                      ------------
                                                                        15,284,822
                                                                      ------------
       Total Foreign Common Stocks (Cost $28,546,289).........          31,304,842
                                                                      ------------
PREFERRED STOCKS                                9.22%
FINANCIALS                                      9.22%
   ABN Amro North America, Series A, 144A, 8.75%
     Pfd...........................................         13,500(c)   13,635,000
   Citibank NA Series A, 6.34% Pfd.................         42,000       4,231,500
   Fannie Mae Series J, 1.89% Pfd..................        150,000       7,556,250
   JP Morgan Chase & Co., Inc., Series L, 4.50% Pfd.        75,100       7,549,427
   Lehman CR-ABN Amro VIII, 3.20% Pfd..............            149      14,900,000
                                                                      ------------
       Total Preferred Stocks (Cost $48,592,269)..............          47,872,177
                                                                      ------------

                                                         Principal
                                                          Amount
                                                       -----------
U.S. GOVERNMENT SECURITIES                     51.44%
U.S. TREASURY BOND                              2.50%
   United States Treasury Bonds, 6.38%, 8/15/27....    $11,500,000      12,983,776
                                                                      ------------
U.S. TREASURY NOTES                            48.94%
   United States Treasury Notes, 2.00%, 8/31/05....     11,250,000      11,228,918
   United States Treasury Notes, 3.50%, 11/15/06...     40,000,000      40,529,720
   United States Treasury Notes, 4.75%, 11/15/08...      9,000,000       9,402,192
   United States Treasury Notes, 5.00%, 8/15/11....     20,000,000      20,885,160
   United States Treasury Notes, 6.00%, 8/15/09....     21,900,000      24,072,042
   United States Treasury Notes, 8.88%, 8/15/17....     40,000,000      54,823,440
   United States Treasury Notes, 9.25%, 2/15/16....     40,000,000      55,539,080
   United States Treasury Notes, 12.75% 11/15/10...     33,000,000      37,564,593
                                                                      ------------
                                                                       254,045,145
                                                                      ------------
       Total U.S. Government Securities (Cost $267,632,984)...         267,028,921
                                                                      ------------

                       See notes to financial statements

                                                                   Principal
                                                                    Amount           Value
                                                                 -----------    ------------
   AGENCY NON-MORTGAGE BACKED SECURITIES            4.99%
      Federal National Mortgage Association, 3.15%, 5/28/08
        (Cost $26,670,670)...................................    $26,570,000    $ 25,924,721
                                                                                ------------

                                                                   Contracts
                                                                 -----------
   OPTIONS                                          0.02%
      Japanese Yen Call Option expiring 10/29/04 @ 90........        800,000(a)       20,000
      Swiss Franc Put Option expiring 10/21/04 @ 1.35........     25,000,000(a)       85,400
                                                                                ------------
          Total Options
            (Cost $205,000).............................................             105,400
                                                                                ------------

                                                                   Principal
                                                                    Amount
                                                                 -----------
   SHORT-TERM INVESTMENT                            0.37%
      UBS Finance Delaware LLC, 1.42%, 7/01/04 (Cost $1,900,000) $ 1,900,000       1,900,000
                                                                                ------------
          Total Investments
            (Cost $498,576,808) -- 98.93%...............................         513,579,893(e)
          Securities Sold Short
            (Proceeds $20,060,382) -- (4.09)%...........................         (21,224,310)
          Other Assets Less Liabilities -- 5.16%........................          26,787,031
                                                                                ------------
          Net Assets -- 100.00%.........................................        $519,142,614
                                                                                ============


--------
 (a) Non-income producing security.
 (b) Position, or portion thereof, with an aggregate market value of $29,954,080 has been segregated to collateralize securities sold short.
 (c) Securities exempt from registration under Rule 144A of the securities Act of 1933. These securities may be resold in transactions except from registration, normally to qualified institutional buyers. At June 30, 2004 these securities amounted to a value of $13,635,000 or 2.63% of net assets.
 (d) ADR -- American Depositary Receipt
 (e) For Federal income tax purposes, the tax basis of investments owned at June 30, 2004 was $500,984,467 and net unrealized appreciation of investments consisted of:

                   Gross unrealized appreciation..... $ 25,099,379
                   Gross unrealized depreciation.....  (12,503,953)
                                                      ------------
                   Net unrealized appreciation....... $ 12,595,426
                                                      ============

                       See notes to financial statements

                                                             Number of
                                                              Shares       Value
                                                             --------- -----------
             SECURITIES SOLD SHORT               4.09%
             DOMESTIC COMMON STOCKS
             FINANCIALS                          1.22%
                Bank of New York Co., Inc. (The).........      75,000  $ 2,211,000
                Marsh & McLennan Cos., Inc...............      91,000    4,129,580
                                                                       -----------
                                                                         6,340,580
                                                                       -----------
             HEALTH CARE                         1.90%
                HCA, Inc.................................     109,000    4,533,310
                Medtronic, Inc...........................      63,000    3,069,360
                Thoratec Corp............................     210,000    2,253,300
                                                                       -----------
                                                                         9,855,970
                                                                       -----------
             INDUSTRIALS                         0.34%
                Expeditors International of Washington, Inc.   36,000    1,778,760
                                                                       -----------
             UTILITIES                           0.63%
                Reliant Energy, Inc......................     300,000    3,249,000
                                                                       -----------
                    Total Securities Sold Short
                      (Proceeds $20,060,382)...................        $21,224,310(f)
                                                                       ===========



--------
 (f) For Federal income tax purposes, the tax basis of securities held short at June 30, 2004 was $20,060,382 and net unrealized depreciation of investments consisted of:

                   Gross unrealized appreciation..... $   439,448
                   Gross unrealized depreciation.....  (1,603,376)
                                                      -----------
                   Net unrealized depreciation....... $(1,163,928)
                                                      ===========

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF ASSETS AND LIABILITIES

                                 June 30, 2004
                                  (Unaudited)

    ASSETS
       Investments, at value (identified cost $498,576,808)... $513,579,893
       Foreign currency at value (identified cost $77,191)....       73,218
       Cash...................................................      306,435
       Deposits with broker for securities sold short.........   22,714,910
       Interest receivable....................................    4,812,513
       Receivable for investment securities sold..............      362,679
       Dividends receivable...................................      120,027
       Prepaid expenses.......................................       93,591
                                                               ------------
           Total Assets.......................................  542,063,266
                                                               ------------
    LIABILITIES
       Securities sold short, at value (proceeds $20,060,382).   21,224,310
       Payable for investment securities purchased............      881,100
       Accrued advisory fees (Note 4).........................      296,462
       Accrued administrative fees (Note 4)...................       55,057
       Other accrued expenses.................................      463,723
                                                               ------------
           Total Liabilities..................................   22,920,652
                                                               ------------
    NET ASSETS                                                 $519,142,614
                                                               ============
    NET ASSET VALUE, PER SHARE
       ($519,142,614/92,428,767 shares outstanding -- Note 5). $       5.62
                                                               ============

    Net Assets consist of
       Capital paid-in........................................ $552,045,809
       Accumulated net realized loss on investments...........  (46,738,379)
       Net unrealized appreciation on investments.............   14,999,112
       Net unrealized depreciation on securities sold short...   (1,163,928)
                                                               ------------
                                                               $519,142,614
                                                               ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                            STATEMENT OF OPERATIONS

                    For the Six Months Ended June 30, 2004
                                  (Unaudited)

INVESTMENT INCOME
   Income
       Interest............................................................... $ 6,060,826
       Dividends (net of foreign withholding taxes of $26,095)................   2,514,748
                                                                               -----------
          Total Income........................................................   8,575,574
                                                                               -----------
   Expenses
       Investment advisory fees...............................................   1,823,815
       Professional fees......................................................     624,533
       Administrative fees....................................................     338,709
       Printing and postage expenses..........................................     226,202
       Directors' fees and expenses...........................................     172,421
       Transfer agent fees....................................................     121,748
       Custodian fees.........................................................      30,179
       Miscellaneous..........................................................     128,890
                                                                               -----------
          Expenses before dividends on short sales............................   3,466,497
          Dividends on short sales............................................      83,639
                                                                               -----------
          Net Expenses........................................................   3,550,136
                                                                               -----------
              Net Investment Income...........................................   5,025,438
                                                                               -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES)
   Net realized gain (loss) on:
       Investments............................................................   6,857,612
       Foreign currency transaction...........................................      (2,549)
       Options written........................................................    (228,882)
       Short sales............................................................  (1,736,432)
   Net change in unrealized appreciation (depreciation) on:
       Investments............................................................  (8,342,571)
       Options written........................................................       8,682
       Foreign currency and foreign currency transactions.....................      (5,070)
       Short sales............................................................     269,316
                                                                               -----------
          Net realized and unrealized loss....................................  (3,179,894)
                                                                               -----------
              Net increase in net assets resulting from operations............ $ 1,845,544
                                                                               ===========

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                      STATEMENT OF CHANGES IN NET ASSETS

                                                                        For the Six
                                                                       Months Ended    For the Year
                                                                       June 30, 2004       Ended
                                                                        (Unaudited)  December 31, 2003
                                                                       ------------- -----------------
INCREASE (DECREASE) IN NET ASSETS
   Operations
       Net investment income.......................................... $  5,025,438    $  8,668,975
       Net realized gain..............................................    4,889,749         259,524
       Net change in unrealized appreciation (depreciation)...........   (8,069,643)     25,334,105
                                                                       ------------    ------------
          Net increase in net assets resulting from operations........    1,845,544      34,262,604
                                                                       ------------    ------------
   Dividends and distributions to shareholders from
       Net investment income..........................................   (5,266,541)    (11,504,964)
       Tax return of capital..........................................   (3,123,534)    (32,358,803)
                                                                       ------------    ------------
          Total dividends and distributions to shareholders...........   (8,390,075)    (43,863,767)
                                                                       ------------    ------------
   Capital share transactions
       Net asset value of shares issued to shareholders in
         reinvestment of distributions resulting in issuance of
         common stock.................................................           --       2,524,990
                                                                       ------------    ------------
       Net increase in net assets derived from capital share
         transactions.................................................           --       2,524,990
                                                                       ------------    ------------
       Net decrease in net assets.....................................   (6,544,531)     (7,076,173)
NET ASSETS
   Beginning of period................................................  525,687,145     532,763,318
                                                                       ------------    ------------
   End of period (including undistributed net investment income
     of $0 and $241,103, respectively)................................ $519,142,614    $525,687,145
                                                                       ============    ============

                       See notes to financial statements

                       THE ZWEIG TOTAL RETURN FUND, INC.

                         NOTES TO FINANCIAL STATEMENTS

                                 June 30, 2004
                                  (Unaudited)

NOTE 1 -- ORGANIZATION

   The Zweig Total Return Fund, Inc. (the "Fund") is a closed-end, diversified management investment company registered under the Investment Company Act of 1940 (the "Act"). The Fund was incorporated under the laws of the State of Maryland on July 21, 1988. The Fund's objective is to seek the highest total return, consisting of capital appreciation and current income, consistent with the preservation of capital.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

   The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  A. Security valuation:

   Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price.

   Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which, in determining value, utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities.

   Securities for which market quotations are not readily available, (of which there were none at June 30, 2004) and other assets, if any, are valued at fair value as determined under procedures approved by the Board of Directors of the Fund.

   Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

  B. Security transactions and related income:

   Security transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premium and acretes discount using the effective interest method. Realized gains and losses are determined on the identified cost basis.

  C. Income taxes:

   It is the policy of the Fund to comply with the requirements of the Internal Revenue Code ("the Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid the imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

   The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based on current interpretation of the tax rules and regulations that exist in the markets in which they invest.

  D. Dividends and distributions to shareholders:

   Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with tax regulations that may differ from generally accepted accounting principles. These differences include the treatment of premium amortization, losses deferred due to wash sales, differing treatment of certain income and gain transactions, and the timing of distributions. For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or net asset value of the Fund.

   The Fund has $51,333,052 of capital loss carryovers, $46,558,126 expiring in 2010 and $4,774,926 expiring in 2011 which may be used to offset future capital gains. The Fund may not realize the benefits of these losses to the extent it does not realize gains on investments prior to the expiration of the capital loss carryovers. In addition, under certain conditions, the Fund may lose the benefit of these losses to the extent that distributions to shareholders exceed required distribution amounts as defined under the Internal Revenue Code. Shareholders may also pay additional taxes on these excess distributions.

  E. Foreign currency translations:

   Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of the securities.

  F. Forward currency contracts:

   The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Fund records a realized gain or loss equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

  G. Foreign security country determination:

   A combination of the following criteria is used to assign the countries at risk listed in the Schedule of Investments and Securities Sold Short: country of incorporation, actual building address, primary exchange on which the security is traded and the country in which the greatest percentage of company revenue is generated.

  H. Options:

   The Fund may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

   The Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in the value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

   The Fund may purchase options which are included in the Fund's Schedule of Investments and Securities Sold Short and subsequently marked-to-market to reflect the current value of the options. When a purchased option is exercised, the cost of the security is adjusted by the amount of the premium paid. The risk associated with purchased options is limited to the premium paid.

  I. Short sales:

   A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To sell a security short, the Fund must borrow the security. The Fund's obligation to replace the security borrowed and sold short will be fully collateralized at all times by the proceeds from the short sale retained by the broker and by cash and securities deposited in a segregated account with the Fund's custodian. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss, and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased by, and any realized loss increased by, the amount of transaction costs. Dividends on short sales are recorded as an expense to the Fund on ex-dividend date. At June 30, 2004, the value of securities sold short amounted to $21,224,310 against which collateral of $52,668,990 was held. The collateral includes the deposits with broker for securities held short and the value of the segregated investments held long, as shown in the Schedule of Investments and Securities Sold Short. Short selling used in the management of the Fund may accelerate the velocity of potential losses if the prices of securities sold short appreciate quickly. Stocks purchased may decline in value at the same time stocks sold short appreciate in value, thereby increasing potential losses.

NOTE 3 -- PORTFOLIO TRANSACTIONS

   During the six months ended June 30, 2004, purchases and sales transactions (excluding short-term instruments, securities sold short, written options and forward currency contracts) were as follows:

                                            Purchases      Sales
                                           ------------ ------------
               Investment securities...... $106,544,565 $ 66,655,425
               U.S. government securities.  159,654,297  189,210,516

    Transactions in written options for the six months ended June 30, 2004, were as follows:

                                                         Number of Premiums
                                                         Contracts Received
                                                         --------- --------
      Option contracts outstanding at December 31, 2003.    310    $ 50,218
      Option contracts written..........................     --          --
      Option contracts sold.............................   (310)    (50,218)
      Option contracts exercised........................     --          --
      Option contracts expired..........................     --          --
                                                           ----    --------
      Option contracts outstanding at June 30, 2004.....     --    $     --
                                                           ====    ========

NOTE 4 -- INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

    a) Investment Advisory Fee: The Investment Advisory Agreement (the "Agreement") between Phoenix/Zweig Advisers LLC (the "Adviser"), the Fund's investment adviser, and the Fund provides that, subject to the direction of the Board of Directors of the Fund and the applicable provisions of the Act, the Adviser is responsible for the actual management of the Fund's portfolio. Phoenix/Zweig Advisers LLC is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is an indirect, wholly-owned subsidiary of The Phoenix Companies, Inc. ("PNX"). The responsibility for making decisions to buy, sell or hold a particular investment rests with the Adviser, subject to review by the Board of Directors and the applicable provisions of the Act. For the services provided by the Adviser under the Agreement, the Fund pays the Adviser a monthly fee equal, on an annual basis, to 0.70% of the Fund's average daily net assets. During the six months ended June 30, 2004, the Fund accrued advisory fees of $1,823,815.

    Zweig Consulting LLC (the "Sub-Adviser"), which serves as the Sub-Adviser for the Fund performs certain asset allocation research and analysis and provides such advice to the Adviser. Effective March 2, 2004, the Sub-Adviser assumed an expanded role in reviewing the Fund's investment portfolio and collaborating in the security selection process with the Adviser's portfolio management team. The Sub-Adviser's fees are paid by the Adviser.

    b) Administration Fee: Phoenix Equity Planning Corporation ("PEPCO"), an indirect wholly-owned subsidiary of PNX, serves as the Fund's Administrator (the "Administrator") pursuant to an Administration Agreement with the Fund. Under the terms of the Agreement, the Administrator receives a fee for financial reporting, tax services and oversight of the subagent's performance at a rate of 0.13% of the Fund's average daily net assets. During the six months ended June 30, 2004, the Fund accrued administration fees of $338,709.

    c) Directors' Fee: The Fund pays each Director who is not an interested person of the Fund or the Adviser a fee of $10,000 per year plus $1,500 per Directors' or committee meeting attended, together with the out-of-pocket costs relating to attendance at such meetings. Any Director of the Fund who is an interested person of the Fund or the Adviser receives no remuneration from the Fund.

    d) Brokerage Commissions: During the six months ended June 30, 2004, the Fund paid PXP Securities Corp., a wholly-owned subsidiary of PXP, brokerage commissions of $0 in connection with portfolio transactions effected through them. In addition, PXP Securities Corp. charged $15,727 in commissions for transactions effected on behalf of the participants in the Fund's Automatic Reinvestment and Cash Purchase Plan.

NOTE 5 -- CAPITAL STOCK AND REINVESTMENT PLAN

   At June 30, 2004, the Fund had one class of common stock, par value $.001 per share, of which 500,000,000 shares are authorized and 92,428,767 shares are outstanding.

   On April 8, 2004, the Board of Directors approved a new fixed distribution policy equal to ten percent (10%) of net asset value to replace the Fund's variable distribution policy adopted in July 2003. That distribution policy consisted on an annual basis, of seven percent (7%) cash and three percent (3%) Fund common stock distribution. The first distribution made under that fixed distribution policy took place on June 24, 2004 to shareholders of record on June 11, 2004. The number of additional shares of common stock issued for that distribution was 230,496. The stock dividend gives shareholders additional shares in the Fund but is a nontaxable distribution.

   On July 1, 2004, the Fund announced a distribution consisting of $0.33 per share cash and 0.250% per share stock to shareholders of record on July 12, 2004. This distribution has an ex-dividend date of July 8, 2004 and is payable on July 26, 2004.

   At its meeting on August 10, 2004, The Zweig Total Return Fund Board of Directors approved a new annualized 10% fixed cash distribution policy. The new policy replaces the prior fixed distribution policy adopted on April 8, 2004. The new policy becomes effective with the distribution for the month ending August 31, 2004, which is scheduled to be paid on September 27, 2004 to shareholders of record as of September 13, 2004.

   Registered shareholders may elect to have the cash portion of their distributions paid by check mailed directly to the shareholder by EquiServe as dividend paying agent. Alternatively, pursuant to the Automatic Reinvestment and Cash Purchase Plan (the "Plan"), shareholders not making such election will have all such amounts automatically reinvested by EquiServe, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the six months ended June 30, 2004 and the year ended December 31, 2003, 0 and 436,543 shares, respectively, were issued pursuant to the Plan.

NOTE 6 -- CREDIT RISK AND ASSET CONCENTRATIONS

   In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have a disruptive effect on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

   The Fund may invest a high percentage of its assets in specific sectors of the market in its pursuit of a greater investment return. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

   High yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high yield securities may be complex, and as a result, it may be more difficult for the Adviser and/or Sub-Adviser to accurately predict risk.

NOTE 7 -- FINANCIAL HIGHLIGHTS

   Selected data for a share outstanding throughout each year:

                                                    Six Months
                                                       Ended                         Year Ended December 31,
                                                   June 30, 2004    -------------------------------------------------------
                                                    (Unaudited)        2003       2002         2001        2000       1999
                                                   -------------    --------   --------   --------       --------  --------
Per Share Data
Net asset value, beginning of period..............   $   5.70       $   5.81   $   6.63   $   7.48       $   7.89  $   8.43
                                                     --------       --------   --------   --------       --------  --------
Income From Investment Operations
Net investment income.............................       0.05           0.09       0.15       0.18/(5)/      0.30      0.28
Net realized and unrealized gains (losses)........      (0.04)          0.27      (0.35)     (0.32)/(5)/     0.02     (0.01)
                                                     --------       --------   --------   --------       --------  --------
Total from investment operations..................       0.01           0.36      (0.20)     (0.14)          0.32      0.27
                                                     --------       --------   --------   --------       --------  --------
Dividends and Distributions
Anti-dilutive effect of share repurchase program..         --             --         --         --           0.01      0.01
                                                     --------       --------   --------   --------       --------  --------
Dividends from net investment income..............      (0.06)         (0.12)     (0.17)     (0.22)         (0.30)    (0.28)
Distributions from net realized gains.............         --             --         --         --          (0.25)    (0.13)
Tax return of capital.............................      (0.03)         (0.35)     (0.45)     (0.49)         (0.19)    (0.41)
                                                     --------       --------   --------   --------       --------  --------
Total dividends and distributions.................      (0.09)         (0.47)     (0.62)     (0.71)         (0.74)    (0.82)
                                                     --------       --------   --------   --------       --------  --------
   Net asset value, end of period.................   $   5.62       $   5.70   $   5.81   $   6.63       $   7.48  $   7.89
                                                     ========       ========   ========   ========       ========  ========
   Market value, end of period/(1)/...............   $   5.01       $   5.01   $   5.49   $   7.05       $   6.57  $   6.50
                                                     ========       ========   ========   ========       ========  ========
Total investment return/(2)/......................       1.99%         (0.40)%   (14.06)%    18.73%         12.64%   (18.72)%
                                                     ========       ========   ========   ========       ========  ========
Ratios/Supplemental Data
Net assets, end of period (in thousands)..........   $519,143       $525,687   $532,763   $601,655       $671,056  $714,637
Ratio of expenses to average net assets (excluding
 dividends on short sales)........................       1.33%/(4)/     1.03%      0.99%      1.04%          1.00%     0.97%
Ratio of expenses to average net assets (including
 dividends on short sales)........................       1.36%/(4)/     1.06%      0.99%      1.04%          1.00%     0.97%
Ratio of net investment income to average net
 assets...........................................       1.92%/(4)/     1.66%      2.37%      2.51%          3.87%     3.50%
Portfolio turnover rate...........................      51.90%/(3)/     94.1%      90.8%      86.3%         121.6%    172.3%

--------
/(1)/Closing Price -- New York Stock Exchange.
/(2)/Total investment return is calculated assuming a purchase of common stock on the opening of the first business day and a sale on the closing of the last business day of each period reported. Dividends and distributions, if any, are assumed for the purpose of this calculation, to be reinvested at prices obtained under the Fund's Automatic Reinvestment and Cash Purchase Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net assets from the beginning to the end of such years. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
/(3)/Not annualized.
/(4)/Annualized.
/(5)/As required, effective January 1, 2001, the Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. The effect of the change for the year ended December 31, 2001 is shown below. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

          Decrease net investment income......................... $(.02)
          Increase net realized and unrealized gains and losses.. $ .02
          Decrease ratio of net investment income................  (.23)%

                        SUPPLEMENTARY PROXY INFORMATION

   The Annual Meeting of Shareholders of The Zweig Total Return Fund, Inc. was held on May 12, 2004. The meeting was held for the purposes of electing three
(3) nominees to the Board of Directors, to vote on a proposal regarding conversion to an open-end investment company and to vote on a non-binding recommendation to reinstate the Fund's 10% cash distribution policy.

   The results of the above matters were as follows:

   Directors             Votes For  Votes Against Votes Withheld Abstentions
   ---------             ---------- ------------- -------------- -----------
   R. Keith Walton...... 27,354,490      N/A        2,102,194        N/A
   Alden C. Olson, Ph.D. 27,410,584      N/A        2,046,100        N/A
   Daniel T. Geraci..... 27,384,060      N/A        2,072,624        N/A
   Phillip Goldstein.... 16,373,870      N/A          689,586        N/A
   Arthur Lipson........ 16,026,122      N/A        1,037,334        N/A
   Elizabeth Tashjian... 16,020,423      N/A        1,043,033        N/A

   Based on the foregoing, Daniel T. Geraci, Alden C. Olson, Ph.D. and R. Keith Walton were elected as Directors. The Fund's other Directors who continue in office are Charles H. Brunie, Wendy Luscombe and James B. Rogers, Jr.

   The proposal regarding conversion to an open-end investment company

        Votes For                Votes Against               Abstentions
        ---------                -------------               -----------
       21,477,695                 23,925,506                  1,069,981

   The non-binding recommendation to reinstate the Fund's annual 10% cash distribution policy

        Votes For                Votes Against               Abstentions
        ---------                -------------               -----------
       19,193,414                 26,659,145                   669,798

                             UNAUDITED DISCLOSURES

Proxy Voting Procedures

   The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund's Board of Directors. You may obtain a description of these procedures, free of charge, by calling "toll-free" 800-243-1574. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

--------------------------------------------------------------------------------

                                KEY INFORMATION
1-800-272-2700Zweig Shareholder Relations:
              For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information
                               REINVESTMENT PLAN

     Many of you have questions about our reinvestment plan. We urge shareholders who want to take advantage of this plan and whose shares are held in "Street Name," to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

                               -----------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

OFFICERS AND DIRECTORS
Daniel T. Geraci
Director, President and Chief Executive Officer

Carlton Neel
Executive Vice President

David Dickerson
Senior Vice President

Megan Huddleston
Secretary

Nancy Curtiss
Treasurer

Charles H. Brunie
Director

Wendy Luscombe
Director

Alden C. Olson, Ph.D.
Director

James B. Rogers, Jr.
Director

R. Keith Walton
Director

Investment Adviser
Phoenix/Zweig Advisers LLC
900 Third Avenue
New York, NY 10022

Fund Administrator
Phoenix Equity Planning Corporation
56 Prospect St.
P.O. Box 150480
Hartford, CT 06115-0480

Custodian
The Bank of New York
One Wall Street
New York, NY 10286

Transfer Agent
EquiServe Trust Co., NA
P.O. Box 43010
Providence, RI 02940-3010

Legal Counsel
Katten Muchin Zavis Rosenman
575 Madison Avenue
New York, NY 10022

--------------------------------------------------------------------------------

   This report is transmitted to the shareholders of The Zweig Total Return Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

PXP 1336                                                        3206-SEM (06/04)

      Semiannual Report



      Zweig

      The Zweig Total
      Return Fund, Inc.

      June 30, 2004


                                    [GRAPHIC]

Item 2. Code of Ethics.

The information required by this Item is only required in an annual report.

Item 3. Audit Committee Financial Expert.

The information required by this Item is only required in an annual report.

Item 4. Principal Accountant Fees and Services.

The information required by this Item is only required in an annual report.

Item 5. Audit Committee of Listed Registrants.

The information required by this Item is only required in an annual report.

Item 6. Schedule of Investments.

The Schedule is included as a part of the report to shareholders file under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The information required by this Item is only required in an annual report.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Item 10. Controls and Procedures.

a) The President (principal executive officer) and the Treasurer (principal financial officer) of The Zweig Total Return Fund, Inc. (the "Fund") believe that there were no significant deficiencies in the design or operation of the internal controls of the Fund, Phoenix/Zweig Advisers LLC ("Phoenix/Zweig"), the investment adviser, or Phoenix Equity Planning Corporation ("PEPCO"), the administrator of the Funds, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that adversely affected the ability of the Fund, Phoenix/Zweig, or PEPCO on behalf of the Funds, to record, process, summarize, and report the subject matter contained in this Report, and the President and Treasurer of the Fund have identified no material weaknesses in such internal controls on behalf of the Fund. There was no fraud, whether or not material, involving officers or employees of the Fund, Phoenix/Zweig or PEPCO who have a significant role in the Fund's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that has come to the attention of Phoenix/Zweig, PEPCO or the officers of the Fund, including its President and Treasurer.

b) There were no significant changes in the Fund's, Phoenix/Zweig's or PEPCO's internal controls, including disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) that apply to the Funds or in other factors with respect to the Funds that could have significantly affected the Fund's, Phoenix/Zweig's or PEPCO's internal controls during the period covered by this Form N-CSR, and no corrective actions with regard to significant deficiencies or material weaknesses were taken by the Fund, Phoenix/Zweig or PEPCO during such period.

Item 11. Exhibits.

(a)(1) Not applicable.

(a)(2) Certification of chief executive officer and chief financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b) Certification of chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Zweig Total Return Fund, Inc.


By: /s/ Daniel T. Geraci
    ---------------------------------

Name: Daniel T. Geraci

Title: President

Date: September 3, 2004
      ------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Daniel T. Geraci
    ---------------------------------

Name: Daniel T. Geraci

Title: President

Date: September 3, 2004
      ------------------


By: /s/ Nancy Curtiss
    ---------------------------------

Name: Nancy Curtiss

Title: Treasurer

Date: September 3, 2004
      ------------------